                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ CHRIS D. SCHREIER
                                       -----------------------------------------

                          RELIASTAR FINANCIAL CORP.


                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ CAROLYN H. BALDWIN
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ WAYNE R. HUNEKE
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ ROBERT C. SALIPANTE
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ STEVEN W. WISHART
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ MICHAEL J. DUBES
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ KENNETH U. KUK
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ RICHARD R. CROWL
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ GLEN D. NELSON
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ JAYE F. DYER
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ DAVID C. COX
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ LUELLA G. GOLDBERG
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ RICHARD L. KNOWLTON
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ JAMES J. RENIER
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ F. CALEB BLODGETT
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ RANDY C. JAMES
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ WILLIAM A. HODDER
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ JAMES J. HOWARD
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ RICHARD M. KOVACEVICH
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ JOHN H. FLITTIE
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ JOHN G. TURNER
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ DAVID A KOCH
                                       -----------------------------------------

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing II, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                                       /s/ RICHARD MICHAEL CONLEY
                                       -----------------------------------------